CERTIFICATIONS UNDER SECTION 906

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Telecommunication Products, Inc., a Colorado corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report for the year ended March 31, 2004 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July  19,  2004

                    /s/  Robert  C.  Russell
                    ------------------------
                    Robert  C.  Russell,  Chief  Executive  Officer

Dated:  July  19,  2004

                    /s/   Marcia  A.  Pearlstein
                    ----------------------------
                    Marcia  A.  Pearlstein,  Interim  Chief  Financial  Officer